Fees Summary	Sep. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 63,633,341.00
Previously Paid Amount	0.00
Total Fee Amount	9,743.00
Total Offset Amount	0.00
Net Fee	$ 9,743.00